                                                                    EXHIBIT 25.5

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
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                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

                  NEW YORK                                13-4994650
          (State of incorporation                       (I.R.S. employer
          if not a national bank)                      identification No.)

             270 PARK AVENUE
           NEW YORK, NEW YORK                               10017
 (Address of principal executive offices)                (Zip Code)

                               WILLIAM H. MCDAVID
                                 GENERAL COUNSEL
                                 270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                            TELEPHONE: (212) 270-2611
            (Name, address and telephone number of agent for service)

                           NOBLE DRILLING HOLDING LLC
               (Exact name of obligor as specified in its charter)
                             SEE TABLE OF ADDITIONAL
                           REGISTRANT GUARANTORS BELOW

                  DELAWARE                                98-0380883
       (State or other jurisdiction of                 I.R.S. employer
       incorporation or organization)                  identification No.)

    58 NELSON QUAY, GOVERNOR'S HARBOUR
        GRAND CAYMAN, CAYMAN ISLANDS                          N/A
    (Address of principal executive offices)               (Zip Code)

                             SENIOR DEBT SECURITIES
                         (Title of indenture securities)

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                    TABLE OF ADDITIONAL REGISTRANT GUARANTORS

                                                                                  ADDRESS, INCLUDING ZIP
                                                                                    CODE, AND TELEPHONE
                                                                                  NUMBER, INCLUDING AREA
                                               STATE OR OTHER                       CODE, OF REGISTRANT
                                               JURISDICTION OF   IRS EMPLOYER     GUARANTOR'S PRINCIPAL
      NAME                                     INCORPORATION        ID NO.           EXECUTIVE OFFICE
      ----                                     --------------    ------------     ----------------------
Noble Corporation                              Cayman Islands     98-0366361                (1)

Noble Drilling Holding Limited                 Cayman Islands     98-0380883                (2)

(1) 13135 South Dairy Ashford, Suite 800, Sugar Land, Texas 77478, telephone number (281) 276-6100.

(2) 58 Nelson Quay, Governor's Harbour, Grand Cayman, Cayman Islands, telephone number (345) 946-6161.

                                     GENERAL

ITEM 1. GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

              New York State Banking Department, State House, Albany, New York 12110.

              Board of Governors of the Federal Reserve System, Washington, D.C. , 20551.

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

              Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

         IF THE OBLIGOR OR ANY GUARANTOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

ITEMS 3 THROUGH 15, INCLUSIVE, ARE NOT APPLICABLE BY VIRTUE OF T-1 GENERAL INSTRUCTION B.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

ITEM 16. LIST OF EXHIBITS

           LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

           1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference.)

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 1st day of August, 2003.

                                          JPMORGAN CHASE BANK
                                               /s/ Rebecca A. Newman
                                          By:  _______________________
                                                   Rebecca A. Newman
                                               Vice President and Trust Officer

                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                         at the close of business March
                    31, 2003, in accordance with a call made
                       by the Federal Reserve Bank of this
                     District pursuant to the provisions of
                            the Federal Reserve Act.

                                                                            DOLLAR AMOUNTS
                     ASSETS                                                   IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ..........................................              $ 21,415
     Interest-bearing balances ..................................                 6,882
Securities:
Held to maturity securities .....................................                   334
Available for sale securities ...................................                80,076
Federal funds sold and securities purchased under
     agreements to resell .......................................
     Federal funds sold in domestic offices                                      14,044
     Securities purchased under agreements to resell                             73,060
Loans and lease financing receivables:

     Loans and leases held for sale                                              25,832
     Loans and leases, net of unearned income       $161,345
     Less: Allowance for loan and lease losses         3,823
     Loans and leases, net of unearned income and
     allowance ..................................................               157,522
Trading Assets ..................................................               189,427
Premises and fixed assets (including capitalized leases) ........                 6,186
Other real estate owned .........................................                   131
Investments in unconsolidated subsidiaries and
     associated companies .......................................                   691
Customers' liability to this bank on acceptances
     outstanding ................................................                   225
Intangible assets
        Goodwill ................................................                 2,180
        Other Intangible assets .................................                 3,314
Other assets ....................................................                40,377
TOTAL ASSETS ....................................................              $621,696
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                      LIABILITIES

Deposits
     In domestic offices .....................................................        $174,351
     Noninterest-bearing ...........................$ 70,991
     Interest-bearing .............................. 103,360
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ..................................................         125,789
     Noninterest-bearing ...........................$  7,531
     Interest-bearing .............................. 118,258

Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices                                         5,929
     Securities sold under agreements to repurchase                                    113,903
Trading liabilities ..........................................................         116,329
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases) ...............................          10,758
Bank's liability on acceptances executed and outstanding .....................             225
Subordinated notes and debentures ............................................           8,306
Other liabilities ............................................................          29,735
TOTAL LIABILITIES ............................................................         585,325
Minority Interest in consolidated subsidiaries ...............................              97

                       EQUITY CAPITAL

Perpetual preferred stock and related surplus ................................               0
Common stock .................................................................           1,785
Surplus  (exclude all surplus related to preferred stock) ....................          16,304
Retained earnings ............................................................          17,228
Accumulated other comprehensive income .......................................             957
Other equity capital components ..............................................               0
TOTAL EQUITY CAPITAL .........................................................          36,274
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL .....................        $621,696
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                          WILLIAM B. HARRISON, JR.    )
                          HELENE L. KAPLAN            ) DIRECTORS
                          WILLIAM H. GRAY, III        )